Fidelity®

Exchange

Fund

Annual Report

December 31, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Exchange	-10.05%	56.63%	200.35%
S&P 500 ®	-11.89%	66.24%	237.62%
Growth & Income Funds Average	-8.43%	54.74%	206.81%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,062 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-10.05%	9.39%	11.63%
S&P 500	-11.89%	10.70%	12.94%
Growth & Income Funds Average	-8.43%	8.89%	11.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Exchange Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $30,035 - a 200.35% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,762 - a 237.62% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The LipperSM  large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2001, the one year, five year, and 10 year cumulative total returns for the Lipper large-cap value funds average were -6.68%, 51.12%, and 201.87%, respectively; and the one year, five year, and 10 year average annual total returns were -6.68%, 8.45%, and 11.50%, respectively. The one year, five year, and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.72%, 50.16%, and 184.40%, respectively; and the one year, five year, and 10 year average annual total returns were -16.72%, 8.22%, and 10.78%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Terrorism, war and an economic recession were just some of the negative influences that put downward pressure on stocks during 2001. But while most major equity indexes declined for the second year in a row, a stirring fourth-quarter rally demonstrated the amazing resiliency of the American financial system. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of an unprecedented number of rate reductions - 11 in all - made by the Fed in the calendar year. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Exchange Fund

Q. How did the fund perform, Tim?

A. For the 12-month period that ended December 31, 2001, the fund had a total return of -10.05%. In comparison, the Standard & Poor's 500 Index declined 11.89%, while the growth & income funds average as tracked by Lipper Inc. fell 8.43%.

Q. What factors put pressure on equities during the past year?

A. An economic slowdown reduced corporate earnings in several sectors, putting pressure on stock prices. Further, despite the S&P 500 index's decline during the past year, many investors felt stocks generally remained at bloated market valuations. The S&P 500 index was still trading at a price-to-earnings multiple in the high 20s - compared to its historical average of the midteens - near the end of the period. In this market environment, investors sought out the most attractively valued stocks and those less likely to feel the negative impact of the prevailing economic weakness. This search uncovered better opportunities in smaller companies that had been out of favor for years, and the increased demand for these issues made small-cap stocks among the market's better performers. Unfortunately, the fund had very little exposure to small-cap stocks. Elsewhere, a glut of unused product capacity in the information technology (IT) and telecommunication services sectors also hindered stock performance. Weaker corporate profits led to large-scale layoffs in new economy companies, as well as in the more traditional industrial, consumer and financial sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors caused the fund to outperform its benchmark, but lag its Lipper peer group average during the past year?

A. The biggest positive factor relative to the index was the fund's underexposure to the IT sector, which continued to unwind. The fund had less than half of the index's technology exposure on average throughout the period. At the same time, the fund owned a mix of tech stocks that performed considerably better than the index. Two of our larger holdings in the sector, Microsoft and IBM, were the top two contributors to the S&P 500 index during the past year. The fund's significant overweighting of consumer staples stocks also helped make a measurable contribution to relative performance, as names like Gillette, Procter & Gamble and SUPERVALU held up well amid the economic weakness. Our peers likely performed better by owning a larger percentage of mid- and small-cap stocks, which were among the best-performing equity categories during the past year.

Q. What other stocks performed well?

A. While many large-cap pharmaceuticals underperformed during the past year, Johnson & Johnson bucked the trend, benefiting from positive clinical trial results on an antibiotic-coated stent designed to prevent arteries from reclogging after angioplasty surgery. The diversified health care company also successfully defended the bulk of the patent-infringement cases brought against it by competitor Boston Scientific. Investors expecting a cyclical recovery in 2002 bid up shares of media companies Knight-Ridder and Gannett.

Q. What stocks disappointed?

A. Weakness in both its credit card and asset management business due to rising personal bankruptcies and dwindling corporate profits hurt American Express, the fund's biggest detractor. Concerns about an increasing number of patent expirations, new drug pipelines and high valuations hurt shares of large-cap pharmaceuticals Merck, Bristol-Myers Squibb and Schering-Plough.

Q. What's your outlook?

A. I believe significantly lower interest rates will help propel the sluggish domestic economy forward at some point during the next 12 months. However, I'm less encouraged about vast improvements in corporate earnings during that time frame. There is still a lot of overcapacity in many industries that needs to be utilized before economic expansion can resume. Historically, stocks move in tandem with earnings, so without widespread earnings growth I believe it's unlikely that we'll see the S&P 500 index perform above its long-term trend average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.5	9.6
Johnson & Johnson	4.0	3.3
Exxon Mobil Corp.	3.7	4.0
American Express Co.	3.5	3.5
Bristol-Myers Squibb Co.	3.3	3.1
American Home Products Corp.	3.1	2.9
McGraw-Hill Companies, Inc.	3.0	3.1
Hewlett-Packard Co.	2.8	3.6
Pfizer, Inc.	2.7	2.5
Anheuser-Busch Companies, Inc.	2.6	2.2
	36.2
Top Five Market Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.9	18.9
Consumer Discretionary	18.5	19.3
Industrials	14.9	16.1
Consumer Staples	12.7	11.3
Financials	10.9	7.8
Asset Allocation (% of fund's net assets)
As of December 31, 2001 *		As of June 30, 2001 **
	Stocks 99.3%		Stocks 96.9%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	2.2%	** Foreign investments	2.6%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.5%
Auto Components - 0.4%
Dana Corp.	65,670	$ 911,500
Delphi Automotive Systems Corp.	18,280	249,705
		1,161,205
Automobiles - 0.3%
General Motors Corp.	19,671	956,011
Hotels, Restaurants & Leisure - 2.4%
McDonald's Corp.	250,117	6,620,597
Household Durables - 0.5%
The Stanley Works	28,748	1,338,794
Media - 12.4%
Cox Communications, Inc. Class A (a)	28,976	1,214,384
Gannett Co., Inc.	107,228	7,208,938
General Motors Corp. Class H (a)	20,715	320,047
Knight-Ridder, Inc.	60,000	3,895,800
McGraw-Hill Companies, Inc.	136,824	8,343,528
Tribune Co.	136,530	5,110,318
Viacom, Inc. Class B (non-vtg.) (a)	30,566	1,349,489
Walt Disney Co.	345,104	7,150,555
		34,593,059
Multiline Retail - 1.2%
Neiman Marcus Group, Inc. Class B (a)	12,052	357,944
The May Department Stores Co.	85,719	3,169,889
		3,527,833
Specialty Retail - 0.3%
Payless ShoeSource, Inc. (a)	13,140	737,811
Textiles & Apparel - 1.0%
Coach, Inc. (a)	75,489	2,942,561
TOTAL CONSUMER DISCRETIONARY		51,877,871
CONSUMER STAPLES - 12.7%
Beverages - 4.0%
Anheuser-Busch Companies, Inc.	162,818	7,361,002
The Coca-Cola Co.	83,303	3,927,736
		11,288,738
Food & Drug Retailing - 0.4%
SUPERVALU, Inc.	53,760	1,189,171
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 1.3%
General Mills, Inc.	28,374	$ 1,475,732
Sara Lee Corp.	94,734	2,105,937
		3,581,669
Household Products - 3.4%
Colgate-Palmolive Co.	71,695	4,140,386
Procter & Gamble Co.	66,700	5,277,971
		9,418,357
Personal Products - 1.6%
Gillette Co.	134,571	4,494,671
Tobacco - 2.0%
Philip Morris Companies, Inc.	119,737	5,489,941
TOTAL CONSUMER STAPLES		35,462,547
ENERGY - 8.6%
Energy Equipment & Services - 1.8%
Halliburton Co.	130,449	1,708,882
Schlumberger Ltd. (NY Shares)	53,568	2,943,562
Transocean Sedco Forex, Inc.	10,370	350,713
		5,003,157
Oil & Gas - 6.8%
Anadarko Petroleum Corp.	6,025	342,521
BP PLC sponsored ADR	14,791	687,929
ChevronTexaco Corp.	51,010	4,571,006
Exxon Mobil Corp.	264,726	10,403,732
Kerr-McGee Corp.	12,770	699,796
Royal Dutch Petroleum Co. (NY Shares)	49,700	2,436,294
		19,141,278
TOTAL ENERGY		24,144,435
FINANCIALS - 10.9%
Banks - 0.5%
Bank One Corp.	36,200	1,413,610
Diversified Financials - 7.0%
American Express Co.	273,053	9,745,262
Citigroup, Inc.	125,000	6,310,000
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Lehman Brothers Holdings, Inc.	36,714	$ 2,452,495
Waddell & Reed Financial, Inc. Class A	37,676	1,213,167
		19,720,924
Insurance - 3.4%
Berkshire Hathaway, Inc. Class B (a)	2,452	6,191,300
Torchmark Corp.	83,232	3,273,515
		9,464,815
TOTAL FINANCIALS		30,599,349
HEALTH CARE - 20.9%
Health Care Equipment & Supplies - 3.4%
Becton, Dickinson & Co.	99,468	3,297,364
Guidant Corp. (a)	114,574	5,705,785
Zimmer Holdings, Inc. (a)	18,001	549,751
		9,552,900
Pharmaceuticals - 17.5%
American Home Products Corp.	143,404	8,799,269
Bristol-Myers Squibb Co.	180,016	9,180,816
Eli Lilly & Co.	42,028	3,300,879
Johnson & Johnson	190,575	11,262,983
Merck & Co., Inc.	66,168	3,890,678
Pfizer, Inc.	187,249	7,461,873
Schering-Plough Corp.	142,538	5,104,286
		49,000,784
TOTAL HEALTH CARE		58,553,684
INDUSTRIALS - 14.9%
Aerospace & Defense - 1.7%
Raytheon Co.	37,540	1,218,924
United Technologies Corp.	53,344	3,447,623
		4,666,547
Commercial Services & Supplies - 0.4%
Waste Management, Inc.	36,250	1,156,738
Industrial Conglomerates - 8.8%
General Electric Co.	524,803	21,034,104
Minnesota Mining & Manufacturing Co.	30,000	3,546,300
		24,580,404
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 3.6%
Parker Hannifin Corp.	135,907	$ 6,239,490
SPX Corp. (a)	27,908	3,820,605
		10,060,095
Road & Rail - 0.4%
Union Pacific Corp.	19,090	1,088,130
TOTAL INDUSTRIALS		41,551,914
INFORMATION TECHNOLOGY - 7.9%
Communications Equipment - 1.1%
Motorola, Inc.	211,098	3,170,692
Computers & Peripherals - 4.4%
Hewlett-Packard Co.	381,705	7,840,221
International Business Machines Corp.	36,388	4,401,492
		12,241,713
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	77,153	2,199,632
Semiconductor Equipment & Products - 0.4%
Cabot Microelectronics Corp. (a)	14,977	1,186,927
Software - 1.2%
Microsoft Corp. (a)	49,000	3,246,250
TOTAL INFORMATION TECHNOLOGY		22,045,214
MATERIALS - 2.3%
Chemicals - 2.3%
Air Products & Chemicals, Inc.	95,268	4,469,022
Cabot Corp.	53,400	1,906,380
		6,375,402
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.5%
ALLTEL Corp.	1,756	108,398
Sprint Corp. - FON Group	100,000	2,008,000
WorldCom, Inc.:
MCI Group	5,970	75,819
WorldCom Group	149,268	2,101,693
		4,293,910
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.5%
Sprint Corp. - PCS Group Series 1 (a)	50,000	$ 1,220,500
TOTAL TELECOMMUNICATION SERVICES		5,514,410
UTILITIES - 0.6%
Multi-Utilities - 0.6%
Williams Companies, Inc.	70,040	1,787,421
TOTAL COMMON STOCKS (Cost $28,308,300)		277,912,247
Cash Equivalents - 3.8%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.62%, dated 12/31/01 due 1/2/02 (Cost $10,561,000)	$ 10,561,953	10,561,000
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $38,869,300)		288,473,247
NET OTHER ASSETS - (3.1)%		(8,650,434)
NET ASSETS - 100%		$ 279,822,813
Legend
(a) Non-income producing
Other Information

Purchases of securities, other than short-term securities, aggregated $7,871,794. Sales of securities other than short-term securities aggregated $14,098,008 which represents the current value of securities delivered in redemption of fund shares. The realized gain of $13,666,910 on securities delivered in redemption of fund shares is not taxable to the fund.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $38,869,300. Net unrealized appreciation aggregated $249,603,947, of which $251,437,973 related to appreciated investment securities and $1,834,026 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $20,200 of which $20,100 and $100 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $10,561,000) (cost $38,869,300) - See accompanying schedule		$ 288,473,247
Cash		581
Dividends receivable		326,365
Total assets		288,800,193
Liabilities
Payable for investments purchased	$ 7,871,794
Payable for fund shares redeemed	3,048
Distributions payable	929,888
Accrued management fee	124,962
Other payables and accrued expenses	47,688
Total liabilities		8,977,380
Net Assets		$ 279,822,813
Net Assets consist of:
Paid in capital		$ 30,218,339
Undistributed net investment income		20,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,169)
Net unrealized appreciation (depreciation) on investments		249,603,947
Net Assets, for 1,176,176 shares outstanding		$ 279,822,813
Net Asset Value, offering price and redemption price per share ($279,822,813 ÷ 1,176,176 shares)		$237.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 4,171,174
Interest		375,781
Total income		4,546,955
Expenses
Management fee	$ 1,593,095
Transfer agent fees	202,611
Accounting fees and expenses	1,026
Non-interested trustees' compensation	528
Custodian fees and expenses	9,551
Audit	34,631
Legal	868
Miscellaneous	2,569
Total expenses before reductions	1,844,879
Expense reductions	(3,369)	1,841,510
Net investment income		2,705,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		13,666,910
Change in net unrealized appreciation (depreciation) on investment securities		(48,964,285)
Net gain (loss)		(35,297,375)
Net increase (decrease) in net assets resulting from operations		$ (32,591,930)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,705,445	$ 2,714,238
Net realized gain (loss)	13,666,910	18,338,495
Change in net unrealized appreciation (depreciation)	(48,964,285)	(25,241,773)
Net increase (decrease) in net assets resulting from operations	(32,591,930)	(4,189,040)
Distributions to shareholders from net investment income	(2,678,618)	(2,742,634)
Share transactions
Reinvestment of distributions	778,914	693,601
Cost of shares redeemed	(14,214,556)	(19,482,382)
Net increase (decrease) in net assets resulting from share transactions	(13,435,642)	(18,788,781)
Total increase (decrease) in net assets	(48,706,190)	(25,720,455)
Net Assets
Beginning of period	328,529,003	354,249,458
End of period (including undistributed net investment income of $20,696 and $0, respectively)	$ 279,822,813	$ 328,529,003
Other Information Shares
Issued in reinvestment of distributions	3,158	2,579
Redeemed	(57,876)	(73,325)
Net increase (decrease)	(54,718)	(70,746)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 266.90	$ 272.16	$ 248.62	$ 211.50	$ 159.39
Income from Investment Operations
Net investment income B	2.24	2.15	2.21	2.39	2.46
Net realized and unrealized gain (loss)	(28.98)	(5.21)	23.58	37.17	52.10
Total from investment operations	(26.74)	(3.06)	25.79	39.56	54.56
Less Distributions
From net investment income	(2.25)	(2.20)	(2.25)	(2.44)	(2.45)
Net asset value, end of period	$ 237.91	$ 266.90	$ 272.16	$ 248.62	$ 211.50
Total Return A	(10.05)%	(1.13)%	10.41%	18.74%	34.33%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.62%	.62%	.62%	.63%
Expenses net of voluntary waivers, if any	.63%	.62%	.62%	.62%	.63%
Expenses net of all reductions	.62%	.62%	.62%	.62%	.63%
Net investment income	.92%	.81%	.84%	1.04%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,823	$ 328,529	$ 354,249	$ 358,689	$ 320,091
Portfolio turnover rate	3%	0%	1%	0%	0%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 20,696
Capital loss carryforwards	$ (20,169)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 2,678,618
Long-term capital gains	- $ 2,678,618

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee equal to an annual rate of 6/10 of 1% of the fund's average net assets. In addition, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the fund's annual management fee rate was ..54% of average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $25 and $3,344, respectively.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Exchange Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Exchange Fund at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Exchange Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Exchange. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Exchange (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Exchange Fund. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of Exchange. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Exchange. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Exchange. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Exchange. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Exchange. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Exchange. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Exchange. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EXC-ANN-0202 154392
1.540021.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com